SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) AUGUST 14, 2002

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     1-3480                   41-0423660
(State or other jurisdiction of      (Commission              (I.R.S. Employer
 incorporation or organization)      File Number)            Identification No.)


                               SCHUCHART BUILDING
                             918 EAST DIVIDE AVENUE
                                  P.O. BOX 5650
                        BISMARCK, NORTH DAKOTA 58506-5650
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (701) 222-7900


         (Former name or former address, if changed since last report.)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits

               99(a) Statement under oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings of MDU Resources Group, Inc. dated August 14, 2002 and signed by Martin A. White.

               99(b) Statement under oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings of MDU Resources Group, Inc. dated August 14, 2002 and signed by Warren L. Robinson.

ITEM 9.   REGULATION FD DISCLOSURE.

     On August 14, 2002, each of the principal executive officer and the principal financial officer of MDU Resources Group, Inc. filed with the Securities and Exchange Commission a statement under oath in compliance with the Commission's Order No. 4-460, dated June 27, 2002. These sworn statements are furnished as Exhibits 99(a) and 99(b) to this Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 14, 2002


                                          MDU RESOURCES GROUP, INC.


                                          By:  /s/ Warren L. Robinson
                                             ---------------------------
                                               Warren L. Robinson
                                               Executive Vice President,
                                               Treasurer and Chief
                                               Financial Officer

                                  EXHIBIT INDEX


Exhibit Number                      Description of Exhibit
--------------                      ----------------------

     99(a) Statement under oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings of MDU Resources Group, Inc. dated August 14, 2002 and signed by Martin A. White.

     99(b) Statement under oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings of MDU Resources Group, Inc. dated August 14, 2002 and signed by Warren L. Robinson.